UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2010

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

80 South Main Street, Hanover, New Hampshire 03755

(Address of principal executive offices)

(603) 640-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

White Mountains Insurance Group, Ltd. (the “Company”) held its 2010 Annual General Meeting of Members (the “2010 Annual Meeting”) on May 26, 2010 in Stockholm, Sweden.  At the 2010 Annual Meeting:

1)              three persons were elected to serve as Class I directors of the Company to a term ending in 2013,

2)              four persons were elected to serve as directors of Sirius International Insurance Corporation,

3)              three persons were elected to serve as directors of Scandinavian Reinsurance Company Ltd.,

4)              five persons were elected to serve as directors of White Mountains Re Bermuda Ltd.,

5)              four persons were elected to serve as directors of White Mountains Life Reinsurance (Bermuda) Ltd.,

6)              four persons were elected to serve as directors of any new non-United States operating subsidiaries,

7)              the amendments to, including performance criteria in, the Company’s long-term incentive plan were approved,

8)              the amendments to the terms of options granted to the Chairman and CEO were approved and

9)              the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Accounting Firm for 2010 was approved.

As of March 29, 2010, the record date for the 2010 Annual Meeting, a total of 8,783,411 common shares were eligible to vote; however, in accordance with the Company’s Bye-laws, direct and constructive holders of common shares (other than John J. Byrne and his affiliates except in connection with director voting) whose votes would otherwise confer 10% or more of the votes conferred by all the issued shares of the Company are subject to a cut-back that reduces their total voting power to under 10%.  The results of the vote, after applying the voting cut-backs which are required by the Company’s Bye-laws, are presented below.

Proposal 1 - Election of the Class 1 Directors to a term ending in 2013.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Morgan W. Davis	3,844,121	1,706,373	513,086
Edith E. Holiday	5,473,122	77,372	513,086
Lowndes A. Smith	5,502,045	48,449	513,086

Proposal 2 - Election of Directors of Sirius International Insurance Corporation.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Brian E. Kensil	5,525,972	24,522	513,086
Eivor A. Pettersson	5,525,922	24,572	513,086
Goran A. Thorstensson	5,526,048	24,446	513,086
Allan L. Waters	5,512,247	38,247	513,086

Proposal 3 - Election of Directors of Scandinavian Reinsurance Company Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Christine H. Repasy	5,525,814	24,680	513,086
Warren J. Trace	5,525,707	24,787	513,086
Allan L. Waters	5,511,750	38,744	513,086

Proposal 4 - Election of Directors of White Mountains Re Bermuda Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Jeffrey W. Davis	5,526,055	24,439	513,086
Brian E. Kensil	5,525,873	24,621	513,086
Christine H. Repasy	5,525,497	24,997	513,086
Warren J. Trace	5,525,129	25,365	513,086
Allan L. Waters	5,512,287	38,207	513,086

Proposal 5 - Election of Directors of White Mountains Life Reinsurance (Bermuda) Ltd.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	5,439,269	111,225	513,086
Henry K. Cheng	5,525,347	25,147	513,086
David T. Foy	5,524,081	26,413	513,086
Jennifer L. Pitts	5,525,610	24,884	513,086

Proposal 6 - Election of Directors for  Any New Non-United States Operating Subsidiary.

Nominee:	Votes FOR	Votes Withheld	Broker Non-votes
Raymond Barrette	5,509,102	41,392	513,086
David T. Foy	5,524,511	25,983	513,086
Jennifer L. Pitts	5,525,594	24,900	513,086
Warren J. Trace	5,525,577	24,917	513,086

Proposal 7 - Approval of Amendments to, Including Performance Criteria In, the Company’s Long-Term Incentive Plan.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,980,731	1,118,803	42,677	513,086

Proposal 8 - Approval of Amendments to the Terms of Options Granted to the Chairman and CEO.

Votes FOR	Votes Against	Abstained	Broker Non-votes
4,221,299	1,878,953	41,959	513,086

Proposal 9 - Approval of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Accounting Firm for 2010.

Votes FOR	Votes Against	Abstained
6,618,648	32,352	4,297

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: May 28, 2010	By:	/s/	J. BRIAN PALMER
J. Brian Palmer
Vice President and Chief Accounting Officer